UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 27, 2025
NuScale Power Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 NE Circle Blvd., Suite 200 Corvallis, OR		97330
(Address of principal executive offices)		(Zip Code)
(971) 371-1592
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.                                     ☐

Item 1.01. Entry into a Material Definitive Agreement.
On and effective August 27, 2025, NuScale Power, LLC (“NuScale LLC”), a subsidiary of NuScale Power Corporation (the “Company”), entered into a Partnership Milestones Agreement (the “PMA”) with ENTRA1 Energy LLC (“ENTRA1”), pursuant to which NuScale LLC advances its strategic relationship with ENTRA1 by providing NuScale’s SMR technology equipment as a key supplier for future ENTRA1 energy projects. Through the PMA, NuScale LLC will provide a contribution amount in the range of USD$35,000,000 to USD$55,000,000 (the “Partnership Contribution”) to be allocated to a NuScale Power Module™ (“NPM”) to be placed in contemplated ENTRA1 projects or power plants (each, an “Energy Project”). The Partnership Contribution reflects the historical commercial understandings between NuScale LLC and ENTRA1, and has consistently been included in NuScale LLC’s pricing structure.

Under the PMA, NuScale’s Partnership Contribution amount is disbursed in tranches triggered upon successful achievement of certain commercial and developmental milestones of significance to NuScale LLC, as follows: (i) 15% of the Partnership Contribution shall be disbursed upon the execution of a non-binding term sheet, memorandum of understanding, letter of intent, or framework agreement with a Third Party (as defined in the PMA) related to the development of an Energy Project, (ii) 35% of the Partnership Contribution shall be disbursed upon execution of a binding power purchase agreement, energy off-take agreement or documentation with a Third Party in connection with development of an Energy Project or the deployment or delivery of one or more NPMs into a potential Energy Project, and (iii) 50% of the Partnership Contribution shall be disbursed upon the execution of an original equipment manufacturing agreement with NuScale LLC for NPMs or another form of binding documentation in connection with the purchase or deployment of NPMs.

The initial term of the PMA expires on December 31, 2045. The term of the PMA automatically renews for subsequent twenty-year periods, unless either party gives at least twelve months’ prior written notice before the end of the then relevant term. The PMA may be terminated by either party upon written notice if the other party: (i) becomes insolvent (as declared by a court of competent jurisdiction in a final non-appealable judgement); (ii) makes an assignment for the benefit of creditors; (iii) admits in writing its inability to pay debts as they mature; or (iv) is the subject of any proceeding filed by such other party under any bankruptcy or insolvency law that is not dismissed within 120 days.

Additionally, on August 27, 2025, the Company entered into a guaranty agreement (the “Guaranty”) with ENTRA1 through which the Company agreed to guaranty the obligations of NuScale LLC under the PMA.

The foregoing descriptions of the (i) PMA and (ii) Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the (i) PMA and (ii) Guaranty, respectively, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.
10.1	Partnership Milestones Agreement, dated August 27, 2025, by and between NuScale Power, LLC and ENTRA1 Energy LLC.#
10.2	Guaranty Agreement by and between NuScale Power Corporation, NuScale Power, LLC and ENTRA1 Energy LLC, dated August 27, 2025.#
104	Cover Page Interactive Data File (formatted as Inline XBRL).
# As permitted by Regulation S-K, Item 601(b)(10)(iv)of the Securities Exchange Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the anticipated placement of NPMs in Energy Projects, entry by NuScale LLC into any original equipment manufacturing agreement with ENTRA1, and the Company’s expectation that its contributions will advance Energy Projects by ENTRA1 and accelerate deployment of NPMs.

Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company’s use of assumptions and estimates in modeling the financial impact of the Partnership Milestones Agreement; NuScale’s ability to make payments under the Partnership Milestones Agreement, and the timing thereof; the Company's ability to make payments under the Guaranty, and the timing thereof; the Company’s failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; our expectations regarding regulatory approvals, and the timing thereof, to deploy our SMRs in the United States and abroad; changes in trade policy, including the imposition and effect of tariffs; forecasts regarding end-user adoption rates and demand for our products in the markets that are new and rapidly evolving; limitations on the effectiveness of controls and procedures and our remediation plans related thereto; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; macroeconomic conditions; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our supply chain, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company’s ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company’s revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections.

Additional information concerning these and other factors can be found in the Company’s public periodic filings with the Securities and Exchange Commission (the “SEC”), including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements” and “Summary of Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in subsequent filings with the SEC. The referenced SEC filings are available either publicly or upon request from the Company’s Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: September 2, 2025	By:	/s/ Robert Ramsey Hamady
	Name:	Robert Ramsey Hamady
	Title:	Chief Financial Officer